Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OF THAT JURISDICTION.

FOR IMMEDIATE RELEASE

Amsterdam, 15 June 2021

Just Eat Takeaway.com completes acquisition of Grubhub

Just Eat Takeaway.com N.V. (AMS: TKWY, LSE: JET, NASDAQ: GRUB), hereafter the “Company” or “Just Eat Takeaway.com”, and Grubhub Inc. (NYSE: GRUB) (“Grubhub”) are pleased to announce the completion of the Company’s acquisition of 100% of the shares of Grubhub in an all-share combination (the “Transaction”).

The Transaction represents Just Eat Takeaway.com’s entry into online food delivery in the United States and builds on the strategic rationale for the Company’s merger with Just Eat plc. As a result of the Transaction, the Enlarged Group is now built around four of the world’s most attractive markets in online food delivery: the United States, the United Kingdom, the Netherlands and Germany, increasing the Enlarged Group’s ability to deploy capital and resources to strengthen its competitive positions in all markets.

Statement from Jitse Groen, CEO and founder of Just Eat Takeaway.com:

“I have always believed that the combination of Takeaway.com, Just Eat and Grubhub is a winning combination. The new company is the market leader in Europe, Canada and Australia, with very strong positions in the most important markets in the United States. It is humbling to run such a company after our start in Holland more than twenty years ago. We welcome Matt and his team to this great company.”

Statement from Matt Maloney, founder of Grubhub:

“I couldn’t be more excited to enter this next chapter of Grubhub’s story with the global leadership and experience of the Just Eat Takeaway team. Our companies share an unwavering focus on supporting restaurants and our communities around the world. Together we will continue to innovate and break new ground in our industry as we each have separately for the past 20 years.”

As a result of the Transaction, New Just Eat Takeaway.com Shares (represented by New Just Eat Takeaway.com ADSs) have now been issued for the benefit of Grubhub Stockholders in satisfaction of the consideration due under the terms of the Transaction. As a result, Grubhub Stockholders have received New Just Eat Takeaway.com ADSs representing approximately 30% of the Company’s issued share capital as of completion of the Transaction. In addition, Grubhub requested that the New York Stock Exchange (“NYSE”) delist Grubhub’s common stock, and, as a result, trading of the Grubhub common stock, which traded under the ticker symbol “GRUB” on the NYSE, was suspended following the close of trading on 14 June 2021. The New Just Eat Takeaway.com ADSs are expected to begin trading on Nasdaq under the ticker symbol “GRUB” on 15 June 2021.

The Company also confirms that, as described in the prospectus published by the Company on 12 May 2021 (the “Prospectus”), the admission of 62,798,005 New Just Eat Takeaway.com Shares to the premium listing segment of the UK Official List and to trading on the London Stock Exchange’s main market for listed securities took place at 8:00 am BST / 9.00 am CET, 15 June 2021 and that the admission of 62,798,005 New Just Eat Takeaway.com Shares to listing and trading on Euronext Amsterdam also took place at 8:00 am BST / 9.00 am CET, 15 June 2021.

Consequently, Just Eat Takeaway.com’s total issued share capital as at 15 June 2021 comprises 211,621,200 ordinary shares of €0.04 each with voting rights. The Company holds no shares in treasury. The total number of voting rights in the Company is therefore 211,621,200 and this figure may be used by shareholders as the denominator for the calculations by which they will determine if they are required to notify their interest in, or a change in their interest in, the share capital of the Company under the FCA’s Disclosure Guidance and Transparency Rules and the Dutch Financial Markets Supervision Act (Wet op het financieel toezicht).

As a result of the Transaction, it is expected that Matt Maloney’s appointment to the Just Eat Takeaway.com management board, and the appointments of Lloyd Frink and David Fisher to the Just Eat Takeaway.com supervisory board, will become effective shortly after completion, subject only to receiving from each of them formal confirmation that they accept their respective appointments.

Capitalised terms not otherwise defined in this announcement have the same meaning given to them in the Prospectus.

Just Eat Takeaway.com

Jitse Groen, CEO

Brent Wissink, CFO

Jörg Gerbig, COO

Investors:

Joris Wilton

E: IR@justeattakeaway.com

Media:

E: press@justeattakeaway.com

For more information, please visit the Company’s corporate website: https://www.justeattakeaway.com/

Additional information on https://justeattakeaway.com

•	Company Update June 2021 Presentation

BofA Securities (Sponsor, joint financial adviser and corporate broker to Just Eat Takeaway.com)	+44 (0) 20 7628 1000
Ference Lamp
Peter Luck
Ric Spencer
Kieran Millar

Goldman Sachs International (Joint financial adviser and corporate broker to Just Eat Takeaway.com)	+44 (0) 20 77741000
Clif Marriott
Barry O’Brien
Nick Harper

Cravath, Swaine & Moore LLP, De Brauw Blackstone Westbroek N.V. and Slaughter and May are retained as legal advisers to Just Eat Takeaway.com.

About Just Eat Takeaway.com

Just Eat Takeaway.com (LSE: JET, AMS: TKWY, NASDAQ: GRUB) is a leading global online food delivery marketplace.

Headquartered in Amsterdam, the Company is focused on connecting consumers and restaurants through its platforms, offering consumers a wide variety of food choice. Just Eat Takeaway.com mainly collaborates with delivery restaurants, but also provides its proprietary restaurant delivery services for restaurants that do not deliver themselves.

The Company has rapidly grown to become a leading online food delivery marketplace with operations in the United States, United Kingdom, Germany, the Netherlands, Canada, Australia, Austria, Belgium, Bulgaria, Denmark, France, Ireland, Israel, Italy, Luxembourg, New Zealand, Norway, Poland, Portugal, Romania, Spain and Switzerland, as well as through partnerships in Colombia and Brazil.

Disclaimers

Important Notice Relating to the Sponsor and Financial Advisers

Merrill Lynch International, which is authorised by the Prudential Regulation Authority (the “PRA”) and regulated by the FCA and the PRA in the United Kingdom, is acting as sponsor exclusively for Just Eat Takeaway.com in connection with the Transaction and for no one else and will not be responsible to anyone other than Just Eat Takeaway.com for providing the protections afforded to clients of Merrill Lynch International or for providing advice in connection with the Transaction.

Bank of America Europe DAC, Amsterdam Branch (together with Merrill Lynch International, “BofA Securities”), a subsidiary of Bank of America Corporation, is acting as financial adviser exclusively for Just Eat Takeaway.com in connection with the Transaction and for no one else and will not be responsible to anyone other than Just Eat Takeaway.com for providing the protections afforded to its clients or for providing advice in connection with the Transaction.

Goldman Sachs International, which is authorised by the PRA and regulated by the FCA and the PRA in the United Kingdom, is acting exclusively as financial adviser for Just Eat Takeaway.com and no one else in connection the Transaction and will not be responsible to anyone other than Just Eat Takeaway.com for providing the protections afforded to clients of Goldman Sachs International, or for providing advice in connection with the Transaction.

Forward Looking Statements

This announcement may contain “forward-looking statements” regarding Grubhub, Just Eat Takeaway.com or their respective management’s future expectations, beliefs, intentions, goals, strategies, plans and prospects, which, in the case of Grubhub, are made in reliance on the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements involve substantial risks, known and unknown, uncertainties, assumptions and other factors that may cause actual results, performance or achievements to differ materially from future results expressed or implied by such forward-looking statements including, but not limited to, difficulties and delays in integrating Grubhub’s and Just Eat Takeaway.com’s businesses; failing to fully realise anticipated synergies, cost savings and other anticipated benefits of the merger when expected or at all; potential adverse reactions or changes to business relationships resulting from the completion of the merger; the ability of Grubhub or Just Eat Takeaway.com to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the long-term value of the common stock of the combined company; the continued availability of capital and financing; changes in global, political, economic, business, competitive, market and regulatory forces; changes in tax laws, regulations, rates and policies; future business acquisitions or disposals; competitive developments; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond Grubhub’s and Just Eat Takeaway.com’s control. These and other risks, uncertainties, assumptions and other factors may be amplified or made more uncertain by the COVID-19 pandemic, which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic impacts Grubhub’s and Just Eat Takeaway.com’s businesses, operations and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions taken to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Forward-looking statements generally relate to future events or Grubhub and Just Eat Takeaway.com’s future financial or operating performance and include, without limitation, statements relating to the proposed merger and the potential impact of the COVID-19 outbreak on Grubhub and Just Eat Takeaway.com’s business and operations. In some cases, you can identify forward-looking statements because they contain words such as “anticipates,” “believes,” “contemplates,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms.

While any forward-looking statements are Grubhub’s and Just Eat Takeaway.com’s current predictions at the time they are made, you should not rely upon them. Forward-looking statements represent Grubhub’s and Just Eat Takeaway.com’s management’s beliefs and assumptions only as of the date of this release, unless otherwise indicated, and there is no implication that the information contained in this release is made subsequent to such date. For additional information concerning factors that could cause actual results and outcomes to differ materially from those expressed or implied in the forward-looking statements, please refer to the cautionary statements and risk factors included in Grubhub’s and Just Eat Takeaway.com’s filings with the SEC, including Grubhub’s Annual Report on Form 10-K filed with the SEC on 1 March 2021, Grubhub’s Quarterly Reports on Form 10-Q and any further disclosures Grubhub makes in Current Reports on Form 8-K, and Just Eat Takeaway.com’s registration statement on Form F-4, which was declared effective by the SEC on 12 May 2021, and Current Reports on Form 6-K. Grubhub’s SEC filings are available electronically on Grubhub’s investor website at https://investors.grubhub.com and Grubhub’s and Just Eat Takeaway.com’s SEC filings are available electronically on the SEC’s website at https://www.sec.gov. For additional information concerning factors that could cause future results to differ from those expressed or implied in the forward-looking statements, please also refer to Just Eat Takeaway.com’s non-exhaustive list of key risks and cautionary statements included in Just Eat Takeaway.com’s Annual Report, which is available electronically on Just Eat Takeaway.com’s investor website at https://www.justeattakeaway.com/.

Except as required by law, none of Grubhub, Just Eat Takeaway.com, BofA Securities or Goldman Sachs International assume any obligation to update these forward-looking statements or this release, or to update, supplement or correct the information set forth in this release or the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. No representation, assurance or guarantee is made that the occurrence of the events expressed or implied in any forward-looking statement will come to pass, in whole or in part, and none of Just Eat Takeaway.com, Grubhub, BofA Securities, Goldman Sachs International, nor any of the foregoing persons’ affiliates or their respective directors, officers, employees, agents and/or advisers accept any responsibility for such forward-looking statements. All subsequent written and oral forward-looking statements attributable to Grubhub, Just Eat Takeaway.com or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended and applicable United Kingdom, Dutch and other European regulations.

General

The information contained in this announcement is for background purposes only and does not purport to be full or complete. No reliance may be placed by any person for any purpose on the information contained in this announcement or its accuracy, fairness or completeness. Nothing contained herein constitutes or should be construed as (i) investment, tax, financial, accounting or legal advice (ii) a representation that any investment or strategy is suitable or appropriate to any individual investor or (iii) a personal recommendation to any individual investor.

For the avoidance of doubt, the content of the websites referred to herein are not incorporated by reference into, and do not form part of, this announcement.